UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2017

United States Steel Corporation
(Exact name of registrant specified in its charter)

Delaware	1-16811	25-1897152
---------------	------------------------	-------------------
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street
Pittsburgh, PA 15219-2800
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (412) 433-1121

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  [ ]

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On August 1, 2017, United States Steel Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters listed on Schedule I thereto, in connection with the public offering by the Company of $750 million aggregate principal amount of its 6.875% Senior Notes due 2025 (the “Notes”). The Company intends to use the net proceeds from the offering, together with cash on hand, for the redemption of its 7.00% Senior Notes due 2018, 6.875% Senior Notes due 2021, and 7.50% Senior Notes due 2022 and the payment of related fees and expenses.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company. Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the underwriters against certain liabilities. The offering of the Notes is expected to close on or about August 4, 2017.

The summary of the Underwriting Agreement set forth in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the text of the form of the Underwriting Agreement, a copy of which is being filed as Exhibit 10.1 hereto and is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy the Notes, or any security, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.
ITEM 8.01.     OTHER EVENTS.
On August 1, 2017, the Company issued a press release related to the Company’s public offering of the Notes. The foregoing description is qualified in its entirety by reference to the press release, which is attached hereto as Exhibit 99.1 incorporated by reference herein.
ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.
(d)     Exhibits.

Exhibit Number	Description
10.1
Underwriting Agreement, dated August 1, 2017, by and between United States Steel Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters listed on Schedule I thereto.

99.1	Press release, dated August 1, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED STATES STEEL CORPORATION

By:    /s/ Colleen M. Darragh
Colleen M. Darragh
Vice President and Controller

Dated: August 1, 2017

EXHIBIT INDEX

Exhibit Number	Description
10.1
Underwriting Agreement, dated August 1, 2017, by and between United States Steel Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters listed on Schedule I thereto.

99.1	Press release, dated August 1, 2017.